Equity	12 Months Ended
Mar. 31, 2020
Disclosure Of Equity [Abstract]
Equity

2.15 Equity

Accounting policy

Ordinary Shares

Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new ordinary shares, share options and buyback are recognized as a deduction from equity, net of any tax effects.

Treasury Shares

When any entity within the Group purchases the company's ordinary shares, the consideration paid including any directly attributable incremental cost is presented as a deduction from total equity, until they are cancelled, sold or reissued. When treasury shares are sold or reissued subsequently, the amount received is recognized as an increase in equity, and the resulting surplus or deficit on the transaction is transferred to/ from share premium.

18,239,356 and 20,324,982 shares were held by controlled trust, as of March 31, 2020 and March 31, 2019, respectively.

Share capital and share premium

The amount received in excess of the par value has been classified as share premium. Additionally, share-based compensation recognized in the consolidated statement of comprehensive income is credited to share premium. Amounts have been utilized for bonus issue and share buyback from share premium account.

The Company has only one class of shares referred to as equity shares having a par value of ₹5/-.

Retained earnings

Retained earnings represent the amount of accumulated earnings of the Group.

Other Reserves

The Special Economic Zone Re-investment reserve has been created out of the profit of the eligible SEZ unit in terms of the provisions of Sec 10AA (1)(ii) of Income Tax Act, 1961. The reserve should be utilized by the Company for acquiring new plant and machinery for the purpose of its business in terms of the provisions of the Sec 10AA (2) of the Income Tax Act, 1961.

Capital Redemption Reserve

In accordance with section 69 of the Indian Companies Act, 2013, the Company creates capital redemption reserve equal to the nominal value of the shares bought back as an appropriation from general reserve.

Other components of equity

Other components of equity include currency translation, re-measurement of net defined benefit liability/asset, fair value changes of equity instruments fair valued through other comprehensive income, changes on fair valuation of investments, net of taxes.

Capital Allocation Policy

The Company's past policy was to payout up to 70% of the free cash flow of the corresponding Financial Year in such manner (including by way of dividend and / or share buyback) as may be decided by the Board from time to time, subject to applicable laws and requisite approvals, if any.

Effective from fiscal 2020, the company expects to return approximately 85% of the free cash flow cumulatively over a 5-year period through a combination of semi-annual dividends and/or share buyback and/or special dividends, subject to applicable laws and requisite approvals, if any.

Free cash flow is defined as net cash provided by operating activities less capital expenditure as per the consolidated statement of cash flows prepared under IFRS. Dividend and buyback include applicable taxes.

Buyback completed in August 2019

In line with the capital allocation policy announced in April 2018, the Board, in its meeting held on January 11, 2019, approved the following:

(a) A special dividend of ₹4/- per equity share (approximately $0.06 per share);

(b) Buyback of Equity Shares from the open market route through Indian stock exchanges of up to ₹8,260 crore (Maximum Buyback Size) at a price not exceeding ₹800/- per share (Maximum Buyback Price) subject to shareholders' approval by way of Postal Ballot.

The shareholders approved the proposal of buyback of Equity Shares recommended by its Board of Directors in its meeting held on January 11, 2019 through the postal ballot that concluded on March 12, 2019.

The buyback was offered to all eligible equity shareholders of the Company (other than the Promoters, the Promoter Group and Persons in Control of the Company) under the open market route through the stock exchange. The buyback of equity shares through the stock exchange commenced on March 20, 2019 and was completed on August 26, 2019. During this buyback period the Company had purchased and extinguished a total of 110,519,266 equity shares from the stock exchange at an average buyback price of ₹747.38/- per equity share comprising 2.53% of the pre buyback paid-up equity share capital of the Company. The buyback resulted in a cash outflow of ₹8,260 crore (excluding transaction costs). The Company funded the buyback from its free reserves.

In accordance with section 69 of the Companies Act, 2013, as at March 31, 2020 the Company has created ‘Capital Redemption Reserve’ of $8 million equal to the nominal value of the above shares bought back as an appropriation from general reserve.

After, the execution of the above, along with the special dividend (including dividend distribution tax) of ₹2,633 crore already paid in June 2018, the Company has completed the distribution of ₹13,000 crore which was announced as part of its capital allocation policy in April 2018.

Buyback completed in December 2017

The Board, at its meeting on August 19, 2017, approved a proposal for the Company to buyback its fully paid-up equity shares of face value of ₹5/- each from the eligible equity shareholders of the Company for an amount not exceeding ₹13,000 crore ($2 billion). The shareholders approved the buyback of equity shares through the postal ballot that concluded on October 7, 2017. The buyback offer comprised a purchase of 113,043,478 equity Shares aggregating 4.92% of the paid-up equity share capital of the Company at a price of ₹1,150 per equity share. The buyback was offered to all eligible equity shareholders (including those who became equity shareholders as on the record date by cancelling American Depositary Shares and withdrawing underlying equity shares) of the Company as on the record date (i.e. November 1, 2017) on a proportionate basis through the "Tender offer" route. The Company concluded the buyback procedures on December 27, 2017 and 113,043,478 equity shares were extinguished. The Company has utilized its securities premium and general reserve for the buyback of its shares.

In accordance with section 69 of the Indian Companies Act, 2013, the Company has created ‘Capital Redemption Reserve’ of $9 million equal to the nominal value of the shares bought back as an appropriation from general reserve.

The Company’s objective when managing capital is to safeguard its ability to continue as a going concern and to maintain an optimal capital structure so as to maximize shareholder value. In order to maintain or achieve an optimal capital structure, the Company may adjust the amount of dividend payment, return capital to shareholders, issue new shares or buyback issued shares. As of March 31, 2020, the Company has only one class of equity shares and has no debt. Consequent to the above capital structure there are no externally imposed capital requirements

Bonus issue

The Company has allotted 2,184,191,490 fully paid up equity shares (including treasury shares of 10,486,661) of face value ₹5/- each during the three months ended September 30, 2018 pursuant to a bonus issue approved by the shareholders through postal ballot. Record Date fixed by the Board of Directors was September 5, 2018. The bonus shares were issued by capitalization of profits transferred from general reserve. Bonus share of one equity share for every equity share held, and a bonus issue, viz., a stock dividend of one American Depositary Share (ADS) for every ADS held, respectively, has been allotted. Consequently, the ratio of equity shares underlying the ADSs held by an American Depositary Receipt holder remains unchanged. Options granted under the stock option plan have been adjusted for bonus shares.

The bonus shares allotted ranks pari passu in all respects and carry the same rights as the existing equity shareholders and are entitled to participate in full, in any dividend and other corporate action, recommended and declared after the new equity shares are allotted.

The rights of equity shareholders are set out below.

2.15.1 Voting

Each holder of equity shares is entitled to one vote per share. The equity shares represented by American Depositary Shares (ADS) carry similar rights to voting and dividends as the other equity shares. Each ADS represents one underlying equity share.

2.15.2 Dividends

Accounting policy

Final dividends on shares are recorded as a liability on the date of approval by the shareholders and interim dividends are recorded as a liability on the date of declaration by the company's Board of Directors.

In December 2017, the International Accounting Standard Board issued amendments to IAS 12 – Income Taxes. The amendments clarify that an entity shall recognize the income tax consequences of dividends on financial instruments classified as equity according to where the entity originally recognized those past transactions or events that generated distributable profits were recognized. On April 1, 2019, the Group adopted these amendments and there was no impact of these amendments on the Company’s Consolidated financial statements.

The Company declares and pays dividends in Indian rupees. Dividend distribution tax paid by subsidiaries may be reduced / available as credit against dividend distribution tax payable by Infosys Limited.

The Finance Act 2020 has repealed the Dividend Distribution Tax (DDT). Companies are now required to pay/distribute dividend after deducting applicable taxes. The remittance of dividends outside India is governed by Indian law on foreign exchange and is also subject to withholding tax at applicable rates.

The following table provides details of per share dividend recognized during fiscal 2020, 2019 and 2018:

	Fiscal 2020	Fiscal 2019(2)	Fiscal 2018(2)
Dividend per Equity Share (₹)
Interim dividend(3)	8.00	7.00	6.50
Final dividend(4)	10.50	10.25	7.38
Special dividend(5)	—	9.00	—
Dividend per Equity Share/ADS ($) (1)
Interim dividend(3)	0.11	0.10	0.10
Final dividend(4)	0.15	0.16	0.12
Special dividend(5)	—	0.14	—

(1)	Converted at the monthly exchange rate in the month of declaration of dividend.
(2)	Adjusted for September 2018 bonus share issue, wherever applicable.
(3)	Represents interim dividend for the respective fiscal year
(4)	Represents final dividend for the preceding fiscal year
(5)

Represents special dividend of ₹5/- per share (approximately $0.08 per share) declared in fiscal 2018 and special dividend of ₹4/- per equity share (approximately $0.06 per share) declared in fiscal 2019.

During fiscal 2020 on account of the final dividend for fiscal 2019 and interim dividend for fiscal 2020 the Company has incurred a net cash outflow of $1,359 million (excluding dividend paid on treasury shares) inclusive of dividend distribution tax.

The Board of Directors in their meeting on April 20, 2020 recommended a final dividend of ₹9.50/- per equity share (approximately $0.13 per equity share) for fiscal 2020. This payment is subject to the approval of shareholders in the Annual General Meeting of the Company to be held on June 27, 2020. This final dividend if approved by shareholders would result in a net cash outflow of approximately $532 million (excluding dividend paid on treasury shares).

2.15.3 Liquidation

In the event of liquidation of the company, the holders of shares shall be entitled to receive any of the remaining assets of the company, after distribution of all preferential amounts. However, no such preferential amounts exist currently, other than the amounts held by irrevocable controlled trusts. The amount distributed will be in proportion to the number of equity shares held by the shareholders. For irrevocable controlled trusts, the corpus would be settled in favor of the beneficiaries.

2.15.4 Share options

There are no voting, dividend or liquidation rights to the holders of options issued under the company's share option plans.